                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                       ---------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                       ---------------------------------

       The information which is required to be prepared with respect to the Distribution Date of December 15, 1998 and with respect to the performance of the Trust during the related Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.     Information Regarding the Current Monthly Distribution (Stated on the
       ---------------------------------------------------------------------
       basis of $1,000 Original Certificate Principal Amount)
       ------------------------------------------------------

       1      The amount of the current monthly distribution in
              respect of Class A Monthly Principal ...............                   0.00
                                                                  ------------------------

       2      The amount of the current monthly distribution in
              respect of Class B Monthly Principal ...............                   0.00
                                                                  ------------------------

       3      The amount of the current monthly distribution in
              respect of Collateral Monthly Principal ............                   0.00
                                                                  ------------------------

       4      The amount of the current monthly distribution in
              respect of Class A Monthly Interest ................           4,037,432.52
                                                                  ------------------------

       5      The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts ..............                   0.00
                                                                  ------------------------

       6      The amount of the current monthly distribution in
              respect of Class A Additional Interest .............                   0.00
                                                                  ------------------------

       7      The amount of the current monthly distribution in
              respect of Class B Monthly Interest ................             337,612.98
                                                                  ------------------------

       8      The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts ..............                   0.00
                                                                  ------------------------

       9      The amount of the current monthly distribution in
              respect of Class B Additional Interest .............                   0.00
                                                                  ------------------------

       10     The amount of the current monthly distribution in
              respect of Collateral Monthly Interest .............             557,550.13
                                                                  ------------------------

       11     The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral
              Monthly Interest ...................................                   0.00
                                                                  ------------------------

B.     Information Regarding the Performance of the Trust
       --------------------------------------------------

       1      Collection of Principal Receivables
              -----------------------------------

              (a)    The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Class A Certificates ........................          94,083,014.18
                                                                  ------------------------

              (b)    The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Class B Certificates ........................           7,697,729.05
                                                                  ------------------------

              (c)    The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Collateral Interest .........................          12,259,305.23
                                                                  ------------------------

       2      Principal Receivables in the Trust
              ----------------------------------

              (a)    The aggregate amount of Principal
                     Receivables in the Trust as of the end of the
                     day on the last day of the related Monthly
                     Period (ending Principal balance) ...........       2,018,281,517.49
                                                                  ------------------------

              (b)    The amount of Principal Receivables in the
                     Trust represented by the Investor Interest of
                     Series 1996-1 as of the end of the day on the
                     last day of the related Monthly Period ......       1,115,151,821.00
                                                                  ------------------------

              (c)    The amount of Principal Receivables in the
                     Trust represented by the Series 1996-1
                     Adjusted Investor Interest as of the end of
                     the day on the last day of the related Monthly
                     Period ......................................       1,115,151,821.00
                                                                  ------------------------

              (d)    The amount of Principal Receivables in the
                     Trust represented by the Class A Investor
                     Interest as of the end of the day on the last
                     day of the related Monthly Period ...........         920,000,000.00
                                                                  ------------------------

              (e)    The amount of Principal Receivables in the
                     Trust represented by the Class A Adjusted
                     Investor Interest as of the end of day on the
                     last day of the related Monthly Period ......         920,000,000.00
                                                                  ------------------------

              (f)    The amount of Principal Receivables in the
                     Trust represented by the Class B Investor
                     Interest as of the end of the day on the last
                     day of the related Monthly Period ...........          75,273,000.00
                                                                  ------------------------

              (g)    The amount of Principal Receivables in the
                     Trust represented by the Collateral Interest
                     as of the end of the day on the last day of the
                     related Monthly Period ......................         119,878,821.00
                                                                  ------------------------

              (h)    The Floating Investor Percentage with respect
                     to the related Monthly Period ...............                 55.11%
                                                                  ------------------------

              (i)    The Class A Floating Allocation with respect
                     to the related Monthly Period ...............                 45.47%
                                                                  ------------------------

              (j)    The Class B Floating Allocation with respect
                     to the related Monthly Period ...............                  3.72%
                                                                  ------------------------

              (k)    The Collateral Floating Allocation with respect
                     to the related Monthly Period ...............                  5.92%
                                                                  ------------------------

              (l)    The Fixed Investor Percentage with respect to
                     the related Monthly Period ..................              N/A
                                                                  ------------------------

              (m)    The Class A Fixed Allocation with respect to
                     the related Monthly Period ..................              N/A
                                                                  ------------------------

              (n)    The Class B Fixed Allocation with respect to
                     the related Monthly Period ..................              N/A
                                                                  ------------------------

              (o)    The Collateral Fixed Allocation with respect to
                     the related Monthly Period ..................              N/A
                                                                  ------------------------

       3      Rebate Accounts
              ---------------

              The aggregate amount of                  Aggregate             Percentage of
              Receivables arising in                    Account               Total Trust
              Rebate Accounts with respect              Balance               Receivables
              to the related Monthly Account            -------               -----------
              Receivables                            57,447,641.60                  2.74%
                                                     -------------------------------------

       4      Delinquent Balances
              -------------------

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                     Aggregate         Percentage of
                                                      Account              Total
                                                      Balance           Receivables
                                                      -------           -----------
              (a)   35 - 64 days: ..............    27,828,787.92                   1.33%
                                                ------------------------------------------
              (b)   65 - 94 days: ..............    16,160,616.25                   0.77%
                                                ------------------------------------------
              (c)   95 - 124 days: .............    12,519,369.63                   0.60%
                                                ------------------------------------------
              (d)   125 - 154 days: ............     8,960,916.14                   0.43%
                                                ------------------------------------------
              (e)   155 - or more days: ........     5,958,305.87                   0.28%
                                                ------------------------------------------
                               Total                71,427,995.81                   3.41%
                                                ------------------------------------------

       5      Investor Default Amount
              -----------------------
              (a)    The Aggregate Investor Default Amount for
                     the related Monthly Period ..................           4,003,310.91
                                                                  ------------------------

              (b)    The Class A Investor Default Amount for
                     the related Monthly Period ..................           3,302,730.60
                                                                  ------------------------

              (c)    The Class B Investor Default Amount for
                     the related Monthly Period ..................             270,224.39
                                                                  ------------------------

              (d)    The Collateral Default Amount for
                     the related Monthly Period ..................             430,355.92
                                                                  ------------------------

       6      Investor Charge Offs
              --------------------

              (a)    The aggregate amount of Class A Investor
                     Charge Offs for the related Monthly Period ..                   0.00
                                                                  ------------------------

              (b)    The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(a) above per
                     $1,000 of original certificate principal
                     amount ................................                         0.00
                                                                  ------------------------

              (c)    The aggregate amount of Class B Investor
                     Charge Offs for the related Monthly Period ..                   0.00
                                                                  ------------------------

              (d)    The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(c) above per
                     $1,000 prnciipal amount ..................                       0.00
                                                                  ------------------------

              (e)    The aggregate amount of Collateral
                     Charge Offs for the related Monthly Period ..                   0.00
                                                                  ------------------------

              (f)    The aggregate amount of Collateral Charge
                     Offs set forth in 5(e) above per $1,000 of
                     original certificate principal amount .......                   0.00
                                                                  ------------------------

              (g)    The aggregate amount of Class A Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                    0.00
                                                                  ------------------------

              (h)    The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(g) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date ......................                   0.00
                                                                  ------------------------

              (i)    The aggregate amount of Class B Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution
                     Date ........................................                   0.00
                                                                  ------------------------

              (j)    The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(i) above per $1,000
                     original certificate principal amount
                     reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                    0.00
                                                                  ------------------------

              (k)    The aggregate amount of Collateral Charge
                     Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                    0.00
                                                                  ------------------------

              (l)    The aggregate amount of Collateral Charge
                     Offs set forth in 5(k) above per $1,000
                     original certificate principal amount
                     reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                    0.00
                                                                  ------------------------

       7      Investor Servicing Fee
              ----------------------

              (a)    The amount of the Class A Servicing Fee
                     payable by the Trust to the Servicer for the
                     related Monthly Period ......................             958,333.33
                                                                  ------------------------

              (b)    The amount of the Class B Servicing Fee
                     payable by the Trust to the Servicer for the
                     related Monthly Period ......................              78,409.38
                                                                  ------------------------

              (c)    The amount of the Collateral Servicing Fee
                     payable by the Trust to the Servicer for the
                     related Monthly Period                                    124,873.77
                                                                  ------------------------

              (d)    The amount of Servicer Interchange payable by
                     the Trust to the Servicer for the related
                     Monthly Period ..............................             696,969.89
                                                                  ------------------------

       8      Reallocations
              -------------

              (a)    The amount of Reallocated Collateral
                     Principal Collections with respect to this
                     Distribution Date ...........................                   0.00
                                                                  ------------------------

              (b)    The amount of Reallocated Class B Principal
                     Collections with respect to this
                     Distribution Date ...........................                   0.00
                                                                  ------------------------

              (c)    The Collateral Interest as of the close of
                     business on this Distribution Date ..........         119,878,821.00
                                                                  ------------------------

              (d)    The Class B Investor Interest as of the close of
                     business on this Distribution Date ..........          75,273,000.00
                                                                  ------------------------

       9      Collection of Finance Charge Receivables
              ----------------------------------------

              (a)    The aggregate amount of Collections of
                     Finance Charge Receivables processed during
                     the related Monthly Period which were
                     allocated in respect of the Class A Certificates       17,964,854.65
                                                                  ------------------------

              (b)    The aggregate amount of Collections of
                     Finance Charge Receivables processed during
                     the related Monthly Period which were
                     allocated in respect of the Class B Certificates        1,469,857.07
                                                                  ------------------------

              (c)    The aggregate amount of Collections of
                     Finance Charge Receivable processed during
                     the related Monthly Period which were
                     allocated in respect of the Collateral Interest         2,340,875.65
                                                                  ------------------------

       10     Principal Funding Account
              -------------------------

              (a)    The principal amount on deposit in the
                     Principal Funding Account on the related
                     Transfer Date ...............................                   0.00
                                                                  ------------------------

              (b)    The Accumulation Shortfall with respect to
                     the related Monthly Period ..................                   0.00
                                                                  ------------------------

              (c)    The Principal Funding Investment Proceeds
                     deposited in the Finance Charge Account on
                     the related Transfer Date ...................                   0.00
                                                                  ------------------------

              (d)    The amount of all or the portion of the
                     Reserve Draw Amount deposited in the Finance
                     Charge Account on the related
                     Transfer date from the Reserve Account ......                   0.00
                                                                  ------------------------

       11     Reserve Draw Amount                                                    0.00
              -------------------                                 ------------------------

       12     Available Funds
              ---------------

              (a)    The amount of Class A Available Funds on
                     deposit in the Finance Charge Account on
                     the related Transfer Date ...................          17,964,854.65
                                                                  ------------------------

              (b)    The amount of Class B Available Funds on
                     deposit in the Finance charge Account on
                     the related Transfer Date ...................           1,469,857.07
                                                                  ------------------------

              (c)    The amount of Collateral Available Funds on
                     deposit in the Finance Charge Account on
                     the related Transfer Date ...................           2,340,875.65
                                                                  ------------------------

       13     Portfolio Yield
              ---------------

              (a)    The Portfolio Yield for the related Monthly
                     Period ......................................                 19.87%
                                                                  ------------------------

              (b)    The Portfolio Adjusted Yield for the related
                     Monthly Period ..............................                 10.26%
                                                                  ------------------------

C.     Floating Rate Determinations
       ----------------------------

       1      LIBOR for the Interest Period ending on this
              Distribution Date ..................................               5.27781%
                                                                  ------------------------

       2      Number of days in this interest period .............                     29
                                                                  ------------------------

       3      Interest Factor ....................................               0.53079%
                                                                  ------------------------

D.     CUSIP Numbers
       -------------

       1      Class A ............................................              337365AA8
                                                                  ------------------------
       2      Class B ............................................              337365AB6
                                                                  ------------------------

                                        FIRST UNION DIRECT BANK, N.A.
                                        SERVICER

                                        By: /s/ JAMES L. WIECZOREK, JR.
                                        ----------------------------------------



                                        James L. Wieczorek, Jr.
                                        Assistant Vice President
                                        First Union Direct Bank, N.A.